Exhibit 99.1

May 20, 2005

“Safe Harbor” Statement

under the Private Securities Litigation Reform Act of 1999

The statements contained in this presentation which are not historical facts contain forward-looking information with respect to plans, projections, or future performance of Prosperity Bancshares, Inc. and its subsidiaries. Forward-looking statements, within the meaning of Section 21E of the Securities Exchange Act of 1934, may have been made in this document. Prosperity’s results may differ materially from those in the forward-looking statements for a variety of reasons, including actions of competitors; changes in laws and regulations; customer and consumer response to marketing; effectiveness of spending, investment or programs; and economic conditions. These factors, and others, are more fully described in Prosperity Bancshares, Inc.’s filings with the Securities and Exchange Commission.

Copies of Prosperity Bancshares, Inc.’s SEC filings are available over the Internet at no charge from www.freeedgar.com.

Prosperity is . . .. .

a Track Record of Success

A $3.5 billion Texas based Financial Holding Company

Customer focused

Results oriented

Shareholder driven

Accretive acquisition

Excellent asset quality

Fast growing

Serving Houston, Dallas, Austin, Corpus Christi and many communities along the NAFTA Highway southwest of Houston.

Total Return Performance

(Percent)

450 400 350 300 250 200 150 100 50 0 -50

Feb-99 Nov-99 Aug-00 Jun-01 Mar-02 Dec-02 Sep-03 Jun-04 Mar-05

IPO

PRSP Bank NASDAQ Russell 3000

$100,000 invested in PRSP at IPO on 11/12/1998 was worth $469,810 on 03/31/2005

Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2005.

Used with permission. All rights reserved. crsp.com SNL Financial LC (434) 977-1600 © 2005

Banking Center Locations

85 Full Service Locations

33 in Houston CMSA

16 in Corpus Christi area

11 in Dallas area

7 in Austin MSA

18 in South Texas along the NAFTA Highway and Interstate 10

Total Population:

Texas: 22,293,020

Population (CMSA)

Houston: 5,106,853

Dallas: 5,643,259

Austin: 1,393,420

Corpus Christi: 406,742

1Q05 Highlights

1Q05 EPS up 13.2% from 1Q04

1Q05 Return on Average Tangible Equity of 33.38%

1Q05 Total Loans up 94.8% from 1Q04

1Q05 Total Deposits up 36.3% from 1Q04

1Q05 Net Income up 30.9% from 1Q04

1Q05 Total Assets up 42.1% from 1Q04

1Q05 Non-Interest Income up 23.9% from 1Q04

Completed Largest Acquisition to Date

1Q05 Organic Loan Growth of 5.5%

Balance Sheet Summary

As Originally Reported

(Equity in Millions)

(Millions)

$3,600 $3,300 $3,000 $2,700 $2,400 $2,100 $1,800 $1,500 $1,200 $900 $600 $300 $0

1997 1998 1999 2000 2001 2002 2003 2004 1Q05

$500 $400 $300 $200 $100 $0 $24.9 $41.4 $43.3 $52.6 $88.7 $154.7 $219.6 $275.6 $426.15

Loans Deposits Assets Equity

Annual Results

As Originally Reported

(Dollars in thousands, except EPS)

5 Year

1999 2000 2001 2002 2003 2004 CAGR

Assets $608,673 $703,073 $1,263,169 $1,823,286 $2,400,487 $2,697,228 34.68%

Loans $223,505 $248,665 $424,400 $679,559 $770,053 $1,035,513 35.89%

Deposits $534,756 $634,262 $1,123,397 $1,586,611 $2,083,748 $2,317,076 34.08%

Non-Int Income $3,530 $5,388 $8,635 $11,594 $16,966 $23,071 45.57%

Net Income $6,474 $8,027 $12,958 $21,321 $26,548 $34,707 39.91%

EPS (diluted) $0.60 $0.74 $0.79 $1.22 $1.36 $1.59 21.52%

EPS Growth 15.40% 23.30% 6.80% 54.40% 11.50% 16.91%

ROAA 1.33% 1.29% 1.09% 1.45% 1.32% 1.36%

ROAE 15.15% 17.41% 15.19% 18.66% 15.60% 14.27%

NIM (te)(1) 4.14% 3.89% 3.71% 4.00% 3.64% 3.63%

NPA to Assets 0.00% 0.00% 0.00% 0.19% 0.05% 0.07%

Efficiency Ratio 55.13% 56.57% 60.14% 50.36% 51.58% 49.23%

Leverage Ratio 6.17% 6.17% 7.57% 6.56% 7.10% 6.30%

Tangible Ratio 4.08% 4.29% 5.33% 4.70% 4.17% 4.38%

(1) Due to the adoption of SFAS 150 on January 1, 2004, the Company now includes the dividend payments on junior subordinated debentures as part of interest expense rather than non-interest expense. Prior period data has been restated to reflect the adoption of SFAS 150.

Quarterly Results

As Originally Reported

(Dollars in thousands, except EPS)

1Q04 2Q04 3Q04 4Q04 1Q05 Percent Change 1Q04-1Q05

Assets $2,449,553 $2,434,344 $2,713,314 $2,697,228 $3,479,747 42.06%

Loans $770,223 $790,920 $1,007,420 $1,035,513 $1,500,138 94.77%

Deposits $2,122,861 $2,079,917 $2,327,278 $2,317,076 $2,893,681 36.31%

Non-Int Income $5,272 $5,455 $6,111 $6,233 $6,533 23.92%

Net Income $8,063 $8,362 $8,946 $9,336 $10,554 30.89%

EPS (diluted) $0.38 $0.39 $0.40 $0.41 $0.43 13.16%

EPS Growth 8.57% 2.63% 2.56% 2.50% 4.88%

ROAA(1) 1.33% 1.37% 1.37% 1.38% 1.42%

ROAE(1) 14.44% 14.63% 14.42% 13.69% 12.87%

NIM (te)(1)(2) 3.63% 3.55% 3.64% 3.71% 3.76%

NPA to Assets 0.03% 0.07% 0.11% 0.07% 0.13%

Efficiency Ratio 50.60% 48.66% 48.55% 49.19% 51.06%

Leverage Ratio 6.87% 7.10% 6.77% 6.30% 8.45%

Tangible Ratio 4.36% 4.48% 4.14% 4.38% 4.86%

(1) Annualized

(2) Due to the adoption of SFAS 150 on January 1, 2004, the Company now includes the dividend payments on junior subordinated debentures as part of interest expense rather than non-interest expense. Prior period data has been restated to reflect the adoption of SFAS 150.

Bond Portfolio

March 31, 2005

Total Market Value of Investment Securities $1,486,463

Preferred $24,000 2%

Municipals $43,448 3%

US Agencies & Treasury $88,588 6%

Corporate $11,965 1%

Other $805 0%

CMOs $274,962 18%

MBS $1,048,843 70%

In Thousands

Portfolio Allocation

HTM $1,207,419 81.2%

AFS $285,192(+) 18.8%

Subtotal $1,492,611 100.0%

Less $6,148(-) Unrealized Loss

Total $1,486,463 100.0%

Deposit Composition

March 31, 2005

Total Deposits $2,893,681

CDs & IRAs <$100,000 $569,104 19.7%

CDs & IRAs >$100,000 $522,503 18.1%

Non-interest bearing DDA $592,238 20.5%

Interest Bearing DDA $552,835 18.1%

MMA & Savings $687,001 23.6%

In Thousands

Loan Composition

March 31, 2005 Total Loans $1,500,138

Commercial Real Estate $583,624 38.9%

Commercial $242, 619 16.2%

Construction $195,678 13.0%

1-4 Family Residential $305,710 20.4%

Consumer $73,689 4.9%

Agriculture $49,073 3.3%

Home Equity $49,745 3.3%

In Thousands

Historical Loan Composition

12/31/2002 12/31/2003 12/31/2004 3/31/2005 CAGR

Loan Composition:

Commercial $93.8 13.8% $94.0 12.2% $144.4 13.9% $242.6 16.2% 34.0%

Construction $52.4 7.7% $36.5 4.7% $109.6 10.6% $195.7 13.0% 50.0%

1-4 Family Residential $206.6 30.4% $237.1 30.8% $260.5 25.2% $305.7 20.4% 12.8%

Home Equity $23.2 3.4% $27.9 3.6% $34.5 3.3% $49.7 3.3% 26.4%

Commercial Real Estate $202.5 29.8% $283.8 36.9% $389.6 37.6% $583.6 38.9% 38.5%

Agriculture $36.6 5.4% $35.9 4.7% $44.1 4.2% $49.1 3.3% 9.5%

Consumer $64.5 9.5% $54.8 7.1% $52.9 5.1% $73.7 4.9% 4.2%

Total Loans $679.6 100.0% $770.0 100.0% $1,035.6 100.0% $1,500.1 100.0% 27.6%

In Millions

Merger & Acquisition History

$30 $25 $20 $15 $10 $5 $0

Nov-98 May-99 Nov-99 May-00 Nov-00 May-01 Nov-01 May-02 Nov-02 May-03 Nov-03 May-04 Nov-04 May-05

06/21/99

South Texas Bancshares, Inc. Deal Value: $23.4 Location: Beeville

05/02/02

Paradigm Bank Deal Value: $41.6 Location: Houston

08/15/02

First National Bank Deal Value: $5.0 Location: Bay City

03/05/03

BankDallas Deal Value: $7.0 Location: Dallas

10/26/04

FirstCapital Bank Deal Value: $135.7 Location: Corpus Christi

04/26/02

First State Bank Deal Value: $3.7 Location: Needville

11/08/00

Heritage Bank Deal Value: $53.3 Location: Houston

02/22/02

Texas Guaranty Bank Deal Value: $11.8 Location: Houston

06/15/00

Compass Bank – 5 Branches Location: Houston area

07/15/02

Bank of the Southwest Deal Value: $21.0 Location: Dallas

02/03/03

Abrams Centre Bank Deal Value: $16.3 Location: Dallas

07/21/03

mainbank Deal Value: $39.7 Location: Dallas

10/06/03

First State Bank Deal Value: $21.3 Location: Dallas

4/26/04

Liberty Bank Deal Value: $42.0 Location: Austin

5/12/04

Village Bank Deal Value: $20.2 Location: Austin

(Values in millions)

PRSP Completed Acquisitions

All announced bank acquisitions

Announce Date	Seller	City	State	Type	Consideration	Accounting Method	At Announcement PRSP Assets ($000)	Sellers Assets ($000)	Sellers' Asset Contribution (%)	Deal Value ($000)
10/26/2004	FirstCapital Bankers, Inc.	Corpus Christi	TX	Thrift	Common Stock	Purchase	2,709,169	773,566	22.21	135.7
05/12/2004	Village Bank and Trust	Austin	TX	Thrift	Cash	Purchase	2,449,553	110,400	4.31	20.2
04/26/2004	Liberty Bank	Austin	TX	Thrift	Mixed	Purchase	2,449,553	186,000	7.06	42.0
12/09/2003	First State Bank of North Texas	Dallas	TX	Bank	Mixed	Purchase	2,078,532	93,900	4.32	21.3
11/01/2003	Mainbancorp	Dallas	TX	Bank	Mixed	Purchase	1,983,277	195,700	8.98	39.7
03/05/2003	BankDallas SSB	Dallas	TX	Thrift	Cash	Purchase	1,822,256	40,716	2.19	7.0
02/03/2003	Abrams Centre Bancshares, Inc.	Dallas	TX	Bank	Cash	Purchase	1,822,256	95,388	4.97	16.3
08/15/2002	First National Bank of Bay City	Bay City	TX	Bank	Cash	Purchase	1,360,356	28,174	2.03	5.0
07/15/2002	Southwest Bank Holding Company	Dallas	TX	Bank	Cash	Purchase	1,289,637	127,055	8.97	21.0
05/02/2002	Paradigm Bancorporation, Incorporated	Houston	TX	Bank	Common Stock	Purchase	1,289,637	259,262	16.74	41.6
04/26/2002	First State Bank	Needville	TX	Bank	Cash	Purchase	1,289,637	17,754	1.36	3.7
02/22/2002	Texas Guaranty Bank, N.A.	Houston	TX	Bank	Cash	Purchase	1,262,152	75,019	5.61	11.8
11/08/2000	Commercial Bancshares, Inc.	Houston	TX	Bank	Common Stock	Pooling	693,079	401,271	36.67	53.3
06/21/1999	South Texas Bancshares, Inc.	Beeville	TX	Bank	Cash	Purchase	461,903	142,091	23.53	23.4
06/05/1998	Union State Bank	East Bernard	TX	Bank	Cash	Purchase	339,287	79,174	18.92	17.6

Announce Date	Branch Acquisitions Seller	# of Brchs	Branch Type	Branch Locale State	Amount of Deposits Transferred ($000)	Deposit Premium ($000)	Premium/ Deposits (%)	Assets Transferred: Loans? Y or N
06/15/00	Compass Bancshares, Inc.	5	Bank	TX	87,000	NA	NA	Yes
02/27/98	Grimes County Capital Corporation	1	Bank	TX	5,900	250	4.24	No
03/30/97	Wells Fargo & Company	1	Bank	TX	NA	NA	NA	No
03/11/96	Victoria Bankshares, Inc.	1	Bank	TX	46,000	NA	NA	Yes

15

Why Invest in PRSP?

Excellent asset quality

+

Continuing operating efficiencies

+

Expanding non-interest income

+

High-growth Texas operations

Superior Long-term returns

Contact Information

Corporate Headquarters

Prosperity Bank Plaza

4295 San Felipe

Houston, Texas 77027

713.693.9300 Telephone

713.693.9309 Fax

www.prosperitybanktx.com

Investor Contacts

David Zalman

Chief Executive Officer

979.543.2200

david.zalman@prosperitybanktx.com

David Hollaway

Chief Financial Officer

979.543.2200

david.hollaway@prosperitybanktx.com

Dan Rollins

Senior Vice President

713.693.9300

dan.rollins@prosperitybanktx.com